Exhibit 99.1

Everpure Announces Fiscal Fourth Quarter and Full Year 2026 Financial Results
Full year 2026 revenue surpasses $3.6 billion, representing growth of 16% year-over-year
Delivers over $1 Billion in Q4 revenue, representing growth of 20% year-over-year
Q4 remaining performance obligations (RPO) growth of over 40% year-over-year

SANTA CLARA, Calif. – February 25, 2026 – Everpure (NYSE: PSTG), the company revolutionizing storage and data management, today announced financial results for its fiscal fourth quarter and full year 2026 ended February 1, 2026.

“Everpure delivered an outstanding fourth quarter, achieving our first billion-dollar revenue quarter and capping off a strong fiscal year," said Charles Giancarlo, Chairman and CEO of Everpure. “These results prove our impact in modernizing data storage. Our new name 'Everpure' represents the next step in our mission—enabling our customers to better manage and utilize their global data in the AI era.”

Fourth Quarter and Full Year Financial Highlights

•Q4 revenue $1.1 billion, up 20% year-over-year
•Full-year revenue $3.7 billion, up 16% year-over-year

•Q4 subscription services revenue $440 million, up 14% year-over-year
•Full-year subscription services revenue $1.7 billion, up 15% year-over-year

•Q4 subscription annual recurring revenue (ARR) $1.9 billion, up 16% year-over-year
•Remaining performance obligations (RPO) $3.7 billion, up 40% year-over-year

•Q4 GAAP gross margin 69.9%; non-GAAP gross margin 71.4%
•Full-year GAAP gross margin 70.4%; non-GAAP gross margin 72.1%

•Q4 GAAP operating income $87 million; non-GAAP operating income $226 million
•Full-year GAAP operating income $115 million; non-GAAP operating income $635 million

•Q4 GAAP operating margin 8.2%; non-GAAP operating margin 21.3%
•Full-year GAAP operating margin 3.1%; non-GAAP operating margin 17.3%

•Q4 operating cash flow $268 million; free cash flow $201 million
•Full-year operating cash flow $880 million; free cash flow $616 million

•Total cash, cash equivalents, and marketable securities $1.5 billion

•Returned approximately $127 million and $343 million in Q4 and FY26, respectively, to stockholders through share repurchases of 1.7 million shares and 5.6 million shares, respectively.

“In the fourth quarter, we generated record revenue and operating profit, exceeding the high end of our guidance," said Everpure CFO Tarek Robbiati. "We are entering FY27 with strong momentum as demand for our Everpure solutions across the Enterprise and Hyperscaler sectors remains robust. We are proactively navigating the global imbalances in the supply chain and are confident in our ability to deliver on our priorities this year.”

Q4 and Full Year Company Highlights

Powering Data Management at Scale
•Introduced the Enterprise Data Cloud (EDC), an industry-changing architecture that allows organizations to centrally manage a virtualized cloud of data with unified control - spanning on-premises, public cloud, and hybrid - enabling intelligent, autonomous data management and governance across the entire environment.
•Expanded EDC into the public cloud with Everpure Cloud Azure Native, developed jointly with Microsoft – the industry's first fully managed, enterprise-grade block volume as a service.
•Delivered an intelligent control plane, powered by Everpure Fusion and AI Copilot, including Pure1 AI Copilot with Model Context Protocol (MCP) servers.
•Bridged the gap between traditional and modern applications with the integration of Portworx by Everpure and Fusion, extending powerful fleet management capabilities to modern containerized cloud-native applications and KubeVirt-based VMs across any environment.
•Recently announced a definitive agreement to acquire 1touch, which will further extend our EDC into advanced data management, bringing data discovery, classification, contextualization, and enrichment capabilities to all data in any environment.

Delivering Performance at Any Scale
•Debuted FlashBlade//EXA, designed to meet the rigorous demands of AI and high-performance computing, delivering unmatched performance, scalability, and metadata management.
•Introduced next-gen storage products, including FlashArray//XL and FlashArray//ST, built to support high-performance and scalable workloads across diverse enterprise use cases and offering unified block, file, and object storage capabilities.
•Continued the evolution of the FlashArray family with FlashArray//XL190 R5, FlashArray//X R5, and FlashArray//C R5; also launched the next-gen FlashBlade//S; and introduced Purity Turbo, a new capability within the Purity operating environment.
•Partnered with SK hynix to deliver advanced QLC flash storage tailored to hyperscale data centers.

Industry Recognition & Accolades
•Earned an audited Net Promoter Score of 84—one of the highest in industry.
•Named a Leader in the 2025 Gartner® Magic Quadrant™ for Enterprise Storage Platforms, positioned highest in execution and furthest in vision.
•Named a Leader in the 2025 Gartner® Magic Quadrant™ for Infrastructure Platform Consumption Services.
•Positioned in the Leaders category in the IDC MarketScape: Worldwide Hardware Support Services 2025 Vendor Assessment report.
•Recognized as part of CRN's Top 25 IT Innovators of 2025, AI 100, Data Center 50, Cloud 100, and 50 Coolest Software-Defined Storage Vendors for 2025.
•Named one of Fortune's "Best Workplaces in Technology 2025" and listed in Fortune's Best Workplaces in the Bay Area™ 2025.

First Quarter and FY27 Guidance

Q1FY27
Revenue	$990M to $1.01B
Revenue YoY Growth Rate	27% to 30%
Non-GAAP Operating Income	$125M to $135M
Non-GAAP Operating Income YoY Growth Rate	51% to 63%

FY27
Revenue	$4.3B to $4.4B
Revenue YoY Growth Rate	17% to 20%
Non-GAAP Operating Income	$780M to $820M
Non-GAAP Operating Income YoY Growth Rate	23% to 29%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Everpure has not reconciled its guidance for non-GAAP operating income and related year-over-year growth rate to their most directly comparable GAAP measures because certain items that impact these measures are not within Everpure's control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call Information

Everpure will host a teleconference to discuss the fiscal fourth quarter and full year 2026 results at 2:00 pm PT today, February 25, 2026. A live audio broadcast of the conference call will be available on the Everpure Investor Relations website. Everpure will also post its earnings presentation and prepared remarks to this website concurrent with this release.

A replay will be available following the call on the Everpure Investor Relations website or for two weeks at 1-800-770-2030 (or 1-647-362-9199 for international callers) with passcode 5667482.

Additionally, Everpure is scheduled to participate at the following investor conferences:

Bernstein 4th Annual TMT Forum
Date: Thursday, February 26, 2026
Time: 3:30 p.m. PT / 6:30 p.m. ET
Chief Executive Officer Charlie Giancarlo

Susquehanna 15th Annual Technology Virtual Conference
Date: Friday, February 27, 2026
Time: 9:20 a.m. PT / 12:20 p.m. ET
Chief Technology and Growth Officer Rob Lee

Morgan Stanley Technology, Media & Telecom Conference
Date: Monday, March 2, 2026
Time: 1:50 p.m. PT / 4:50 p.m. ET
Chief Financial Officer Tarek Robbiati

About Everpure

Everpure (NYSE: PSTG) allows organizations to take control of their data with an industry-leading, ever-evolving storage and data management platform. We help companies unleash the power of their data by ensuring it is secure, accessible, intelligent, and ready to perform in the AI era. We make data management effortless while simultaneously scaling performance and significantly reducing energy consumption. With one of the highest Net Promoter Scores for over a decade, Everpure is the choice of the world’s most innovative organizations. For more information, visit www.Everpuredata.com.

The company will begin trading as Everpure on the New York Stock Exchange as of March 5, 2026. The ticker symbol (NYSE: PSTG) remains unchanged.

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Everpure, the Everpure P Logo, Portworx, Pure Storage and the marks in the Everpure Trademark List are trademarks or registered trademarks of Everpure Inc. or its licensed subsidiaries in the U.S. and/or other countries. The Trademark List can be found at Everpuredata.com/trademarks. Other names may be trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to our future period financial and business results, our ability to manage potential disruptions to our supply chain, our ability to procure a sufficient supply of flash and other components, the impact of recent increases in component costs, the anticipated effects and timing of our pending acquisition of 1touch, our opportunity relating to hyperscale and AI environments, our ability to meet hyperscalers’ performance, price and other requirements, our ability to expand with our current hyperscale customer and to land new hyperscale customers, our ability to meet the needs of hyperscalers for the entire spectrum of their online storage use cases, the timing and magnitude of large orders, including sales to hyperscalers and large enterprises, the structure, timing and amount of revenue from hyperscaler licensing and support services, demand for our products and subscription services, including Evergreen//One, the relative sales mix between our subscription and consumption offerings and traditional capital expenditure sales, our technology and product strategy, specifically ongoing development and customer adoption of new products and the Enterprise Data Cloud architecture (including Everpure Fusion), priorities around sustainability and energy saving benefits to our customers of using our products, our ability to perform during current macro conditions and expand market share, the impact of inflation, currency fluctuations, tariffs, or other adverse economic conditions, our expectations regarding our product and technology differentiation, new investments and partnerships, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption “Risk Factors” and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.everpuredata.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the fiscal year ended February 2, 2025. All information provided in this release and in the attachments is as of February 25, 2026, and Everpure undertakes no duty to update this information unless required by law.

Key Performance Metrics

Subscription ARR is a key business metric that refers to the annualized recurring contract value of all active, non-cancelable customer subscription agreements with subscription terms of any length at the end of the quarter, plus on-demand billings for the quarter multiplied by four.

Total Contract Value (TCV) Sales, or bookings, of Everpure's Evergreen//One and similar consumption- and subscription-based offerings is an operating metric, representing the value of orders received during the period.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Everpure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses such as stock-based compensation expense, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of acquired intangible assets, restructuring costs related to severance and termination benefits, costs associated with the impairment and early exit of certain leased facilities, and gains and losses from mark-to-market adjustments on strategic investments that may not be indicative of our ongoing core business operating results. Everpure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned “Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures” and “Reconciliation from net cash provided by operating activities to free cash flow,” included at the end of this release.

Contacts

Sandra Kerrigan – Investor Relations, Everpure
ir@purestorage.com

Tricia Stream – Global Communications, Everpure
pr@purestorage.com

###

EVERPURE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of Fiscal
	2026	2025

Assets
Current assets:
Cash and cash equivalents	$854,873	$723,583
Marketable securities	692,446	798,237
Accounts receivable, net of allowance of $203 and $940	944,844	680,862
Inventory	75,935	42,810
Deferred commissions, current	139,379	99,286
Prepaid expenses and other current assets	356,015	222,501
Total current assets	3,063,492	2,567,279
Property and equipment, net	587,022	461,731
Operating lease right-of-use assets	185,975	146,655
Deferred commissions, non-current	280,190	229,334
Intangible assets, net	7,346	19,074
Goodwill	365,075	361,427
Restricted cash	7,687	12,553
Other assets, non-current	177,472	165,889
Total assets	$4,674,259	$3,963,942

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$153,312	$112,385
Accrued compensation and benefits	347,205	230,040
Accrued expenses and other liabilities	184,338	156,791
Operating lease liabilities, current	44,080	43,489
Deferred revenue, current	1,181,055	953,836
Debt, current	—	100,000
Total current liabilities	1,909,990	1,596,541
Operating lease liabilities, non-current	172,063	137,277
Deferred revenue, non-current	1,046,442	841,467
Other liabilities, non-current	100,096	82,182
Total liabilities	3,228,591	2,657,467
Stockholders’ equity:
Common stock and additional paid-in capital	2,624,790	2,674,533
Accumulated other comprehensive income	1,709	954
Accumulated deficit	(1,180,831)	(1,369,012)
Total stockholders’ equity	1,445,668	1,306,475
Total liabilities and stockholders’ equity	$4,674,259	$3,963,942

EVERPURE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2026	2025	2026	2025

Revenue:
Product	$618,471	$494,780	$1,971,678	$1,699,494
Subscription services	440,432	385,062	1,691,165	1,468,670
Total revenue	1,058,903	879,842	3,662,843	3,168,164
Cost of revenue:
Product (1)	208,092	189,901	651,444	575,347
Subscription services (1)	110,724	95,940	433,446	380,108
Total cost of revenue	318,816	285,841	1,084,890	955,455
Gross profit	740,087	594,001	2,577,953	2,212,709
Operating expenses:
Research and development (1)	243,161	215,009	963,291	804,405
Sales and marketing (1)	323,269	263,845	1,181,488	1,020,914
General and administrative (1)	86,459	72,680	318,358	286,231
Restructuring and impairment (2)	—	—	—	15,901
Total operating expenses	652,889	551,534	2,463,137	2,127,451
Income from operations	87,198	42,467	114,816	85,258
Other income (expense), net	20,323	11,892	109,468	62,576
Income before provision for income taxes	107,521	54,359	224,284	147,834
Income tax provision	7,269	11,924	36,103	41,095
Net income	$100,252	$42,435	$188,181	$106,739

Net income per share attributable to common stockholders, basic	$0.30	$0.13	$0.57	$0.33
Net income per share attributable to common stockholders, diluted	$0.29	$0.12	$0.55	$0.31
Weighted-average shares used in computing net income per share attributable to common stockholders, basic	330,458	326,504	328,540	325,774
Weighted-average shares used in computing net income per share attributable to common stockholders, diluted	346,074	343,109	342,992	342,704

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$4,365	$3,168	$16,158	$12,611
Cost of revenue -- subscription services	9,216	7,979	34,230	32,611
Research and development	64,827	50,668	238,021	201,058
Sales and marketing	29,280	24,025	104,189	96,355
General and administrative	25,809	16,510	89,054	78,671
Total stock-based compensation expense	$133,497	$102,350	$481,652	$421,306

(2) Includes expenses for severance and termination benefits related to workforce realignment and lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.

EVERPURE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2026	2025	2026	2025

Cash flows from operating activities
Net income	$100,252	$42,435	$188,181	$106,739
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	40,332	29,125	147,815	126,654
Stock-based compensation expense	133,497	102,350	481,652	421,306
Noncash portion of lease impairment and abandonment	—	1,360	—	4,630
Gain on equity security	—	—	(27,486)	—
Other	3,307	3,061	14,015	8,168
Changes in operating assets and liabilities:
Accounts receivable, net	(323,905)	(102,638)	(264,051)	(18,640)
Inventory	6,418	551	(35,807)	(1,039)
Deferred commissions	(70,086)	(31,111)	(90,949)	(24,289)
Prepaid expenses and other assets	(39,201)	(56,213)	(159,530)	(121,657)
Operating lease right-of-use assets	10,030	8,251	41,454	34,162
Accounts payable	25,645	9,842	37,702	30,439
Accrued compensation and other liabilities	125,616	101,212	161,486	30,261
Operating lease liabilities	(10,999)	(13,564)	(46,591)	(43,917)
Deferred revenue	267,093	113,847	432,194	200,781
Net cash provided by operating activities	267,999	208,508	880,085	753,598
Cash flows from investing activities
Purchases of property and equipment(1)	(66,552)	(56,086)	(264,344)	(226,727)
Purchases of strategic investments	(2,405)	(24,999)	(2,405)	(31,080)
Acquisition	—	—	(4,263)	—
Purchases of marketable securities and other	(133,625)	(165,495)	(459,420)	(473,497)
Sales of marketable securities	66,770	39,734	361,751	100,975
Maturities of marketable securities	53,500	82,151	208,127	412,129
Sale of strategic investment	—	—	52,485	—
Net cash used in investing activities	(82,312)	(124,695)	(108,069)	(218,200)
Cash flows from financing activities
Proceeds from exercise of stock options	176	5,973	18,377	27,167
Proceeds from issuance of common stock under employee stock purchase plan	—	—	56,042	51,736
Payments of financing costs for revolving credit facility	—	—	(2,080)	—
Principal payments on borrowings and finance lease obligations	(92)	(2,397)	(103,534)	(8,118)
Tax withholding on equity awards	(67,704)	(64,996)	(270,944)	(206,587)
Repurchases of common stock	(127,201)	(191,978)	(342,648)	(373,977)
Net cash used in financing activities	(194,821)	(253,398)	(644,787)	(509,779)
Net increase (decrease) in cash and cash equivalents and restricted cash	(9,134)	(169,585)	127,229	25,619
Cash, cash equivalents and restricted cash, beginning of period	874,113	907,335	737,750	712,131
Cash, cash equivalents and restricted cash, end of period	$864,979	$737,750	$864,979	$737,750

(1) Includes capitalized internal-use software costs of $10.3 million and $5.5 million for the fourth quarter of fiscal 2026 and 2025 and $36.3 million and $21.2 million for fiscal 2026 and 2025.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Fourth Quarter of Fiscal						Fourth Quarter of Fiscal
	2026						2025
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$4,365	(c)					$3,168	(c)
			104	(d)					58	(d)
			1,615	(e)					3,306	(e)
Gross profit -- product	$410,379	66.4%	$6,084		$416,463	67.3%	$304,879	61.6%	$6,532		$311,411	62.9%

			$9,216	(c)					$7,979	(c)
			302	(d)					317	(d)
			66	(e)					—
Gross profit -- subscription services	$329,708	74.9%	$9,584		$339,292	77.0%	$289,122	75.1%	$8,296		$297,418	77.2%

			$13,581	(c)					$11,147	(c)
			406	(d)					375	(d)
			1,681	(e)					3,306	(e)
Total gross profit	$740,087	69.9%	$15,668		$755,755	71.4%	$594,001	67.5%	$14,828		$608,829	69.2%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

Fiscal Year Ended
2026
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$16,158	(c)
			637	(d)
			208	(e)
			10,628	(f)
Gross profit -- product	$1,320,234	67.0%	$27,631		$1,347,865	68.4%

			$34,230	(c)
			2,120	(d)
			632	(e)
			66	(f)
Gross profit -- subscription services	$1,257,719	74.4%	$37,048		$1,294,767	76.6%

			$50,388	(c)
			2,757	(d)
			840	(e)
			10,694	(f)
Total gross profit	$2,577,953	70.4%	$64,679		$2,642,632	72.1%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate expenses for severance and termination benefits related to workforce realignment.
(f) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Fourth Quarter of Fiscal						Fourth Quarter of Fiscal
	2026						2025
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$133,497	(c)					$102,350	(c)
			3,087	(d)					3,374	(d)
			1,911	(e)					3,536	(e)
			—						1,360	(f)
Operating income	$87,198	8.2%	$138,495		$225,693	21.3%	$42,467	4.8%	$110,620		$153,087	17.4%

			$133,497	(c)					$102,350	(c)
			3,087	(d)					3,374	(d)
			1,911	(e)					3,536	(e)
			—						1,360	(f)
			104	(g)					153	(g)
Net income	$100,252		$138,599		$238,851		$42,435		$110,773		$153,208
Net income per share -- diluted	$0.29				$0.69		$0.12				$0.45
Weighted-average shares used in per share calculation -- diluted	346,074		—		346,074		343,109		—		343,109

(a) GAAP operating margin is defined as GAAP operating income divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate lease impairment charges associated with cease-use of our former corporate headquarters.
(g) To eliminate amortization expense of debt issuance costs related to our debt.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

Fiscal Year Ended
2026
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$481,652	(c)
			21,074	(d)
			5,489	(e)
			11,615	(f)
Operating income	$114,816	3.1%	$519,830		$634,646	17.3%

(a) GAAP operating margin is defined as GAAP operating income divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate expenses for severance and termination benefits related to workforce realignment.
(f) To eliminate amortization expense of acquired intangible assets.

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2026	2025	2026	2025
Net cash provided by operating activities	$267,999	$208,508	$880,085	$753,598
Less: purchases of property and equipment(1)	(66,552)	(56,086)	(264,344)	(226,727)
Free cash flow (non-GAAP)	$201,447	$152,422	$615,741	$526,871

(1) Includes capitalized internal-use software costs of $10.3 million and $5.5 million for the fourth quarter of fiscal 2026 and 2025 and $36.3 million and $21.2 million for fiscal 2026 and 2025.